Components of Income Tax (Detail) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012 USD ($)	Dec. 31, 2012 CNY	Dec. 31, 2011 CNY	Dec. 31, 2010 CNY
Income Taxes [Line Items]
Current income tax	$ 303,106	1,888,378	1,337,469	616,994
Income tax refund due to reduced tax rate	(40,961)	(255,189)	(83,907)	(6,625)
Deferred income tax (benefit) expense	(9,475)	(59,030)	(64,701)	(74,374)
Taxation for the year	$ 252,670	1,574,159	1,188,861	535,995